EXHIBIT 10.1

FIRST AMENDMENT
FIRST AMENDMENT, dated as of March 10, 2014 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of March 5, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Realogy Intermediate Holdings LLC (“Holdings”), Realogy Group LLC (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;
WHEREAS, the Borrower has requested that the outstanding Initial Term B Loans be refinanced with a new term facility (the “Amended Term Loan Facility”) in accordance with Section 10.08(e) of the Credit Agreement by obtaining New Term Loan Commitments (as defined in Section 4 of this Amendment) and having existing Initial Term B Loans be continued as provided herein;
WHEREAS, J.P. Morgan Securities LLC is the lead arranger and bookrunner for the Amended Term Loan Facility (in such capacity, the “Lead Arranger”), and Goldman Sachs Lending Partners LLC, Barclays Bank PLC, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and Credit Agricole Corporate and Investment Bank are the joint lead arrangers and joint bookrunners for the Amended Term Loan Facility;
WHEREAS, the loans under the Amended Term Loan Facility (the “New Term Loans”) will replace and refinance the currently outstanding Initial Term B Loans;
WHEREAS, except as otherwise provided herein, the New Term Loans will have the same terms as the Initial Term B Loans currently outstanding under the Credit Agreement;
WHEREAS, each existing Initial Term B Lender that executes and delivers a Lender Addendum (Cashless Roll) attached hereto (a “Lender Addendum (Cashless Roll)”) and in connection therewith agrees to continue all of its outstanding Initial Term B Loans as New Term Loans (such continued Initial Term B Loans, the “Continued Term Loans”, and such Lenders, collectively, the “Continuing Term Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) agree to continue all of its existing Initial Term B Loans (such existing Initial Term B Loans, the “Existing Term Loans”, and the Lenders of such Existing Term Loans, collectively, the “Existing Term Lenders”) outstanding on the Amendment Effective Date (as defined below) as New Term Loans in a principal amount equal to the aggregate principal amount of such Existing Term Loans so continued (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date);
WHEREAS, subject to the preceding recitals, each Person (other than a Continuing Term Lender in its capacity as such) that executes and delivers a Lender Addendum (Additional Term Lender) attached hereto (a “Lender Addendum (Additional Term Lender)” and, together with a Lender Addendum (Cashless Roll), a “Lender Addendum”)) and agrees in connection therewith to make New Term Loans (collectively, the “Additional Term Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) commit to make New Term Loans to the Borrower on the Amendment Effective Date (the “Additional Term Loans”) in such amount (not in excess of any such commitment) as is determined by the Administrative Agent and notified to such Additional Term Lender;
WHEREAS, the proceeds of the Additional Term Loans will be used by the Borrower to repay in full the outstanding principal amount of the Existing Term Loans that are not continued as New Term Loans by Continuing Term Lenders;
WHEREAS, the Continuing Term Lenders and the Additional Term Lenders (collectively, the “New Term Lenders”) are severally willing to continue their Existing Term Loans as New Term Loans and/or to make New Term Loans, as the case may be, subject to the terms and conditions set forth in this Amendment;

WHEREAS, Section 10.08(e) of the Credit Agreement permits the Borrower to amend the Credit Agreement, with the written consent of the Administrative Agent and the New Term Lenders, to refinance the Existing Term Loans with the proceeds of the Amended Term Loan Facility, which constitute Replacement Term Loans under the Credit Agreement; and
WHEREAS, the Borrower, the New Term Lenders and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein;
NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:
SECTION 1.    Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
SECTION 2.    Amendments to Article I of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:
(a)    The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:
“Amendment Effective Date” shall mean March 10, 2014.
“First Amendment” shall mean the First Amendment, dated as of the Amendment Effective Date, to this Agreement.
“New Term Loans” shall have the meaning assigned to such term in the First Amendment.
(b)    The definition of “Agreement” is hereby amended by inserting “as amended by the First Amendment and as further amended, supplemented or otherwise modified from time to time,” immediately after the open parenthesis of “(this “Agreement”)” in the introductory paragraph to the Credit Agreement.
(c)    The definition of "ABR" is hereby amended by replacing "2.0%" where used therein to "1.75%".
(d)    The definition of “Applicable Margin” is hereby amended by replacing “2.50%” where used therein with “2.00%” and is hereby further amended by replacing “3.50%” where used therein with “3.00%”.
(e)    The definition of “Initial Term B Loan Commitment” is hereby amended and restated in its entirety as follows:
“Initial Term B Loan Commitment” shall mean, with respect to each Lender, the agreement, if any, of such Lender: (i) prior to the Amendment Effective Date, to make Initial Term B Loans as set forth in Section 2.01(a) on the Closing Date or (ii) on or after the Amendment Effective Date, (a) to continue its Existing Term Loans (as defined in the First Amendment) as a New Term Loan or (b) to make a New Term Loan in the amount provided for in the First Amendment. The aggregate amount of the Initial Term B Loan Commitments on the Amendment Effective Date is $1,905,600,000.
(f)    The definition of “Initial Term B Loans” is hereby amended and restated in its entirety as follows:
“Initial Term B Loans” shall mean (i) prior to the Amendment Effective Date, a Loan made by an Initial Term B Lender pursuant to Section 2.01(a) or (ii) on and after the Amendment Effective Date, any New Term Loans made or continued pursuant to the First Amendment.
(g)    The definition of “Lender” is hereby amended by adding the phrase “, Section 10.08” immediately before the phrase “or Section 2.20”.

(h)    The definition of "LIBO Rate" is hereby amended by replacing "1.00%" where used therein to "0.75%".
(i)    The definition of “Term B Loans” is hereby amended and restated in its entirety as follows:
“Term B Loans” shall mean (i) prior to the Amendment Effective Date, the Initial Term B Loans that were made by the Lenders to the Borrower pursuant to Section 2.01(a), (ii) on or after the Amendment Effective Date, any New Term Loans made or continue hereunder pursuant to the First Amendment and (iii) any Incremental Term Loans in the form of Term B Loans having the same terms (including pricing, Yield and amortization) as the New Term Loans made by the Incremental Term Lenders to the Borrower pursuant to Section 2.01(d).
SECTION 3.    Amendments to Article II of the Credit Agreement.
(a)    Section 2.01 of the Credit Agreement is hereby amended as of the Amendment Effective Date by adding the following sentence immediately before the last sentence of Section 2.01(a):
“Following the making or continuation thereof, as applicable, on the Amendment Effective Date, the New Term Loans shall constitute Initial Term B Loans and Term B Loans, as applicable, in all respects.”
(b)    Section 2.08(a)(ii) of the Credit Agreement is hereby amended as of the Amendment Effective Date by replacing the phrase “Closing Date” where used therein with the phrase “Closing Date or Amendment Effective Date, as applicable”.
(c)    Section 2.11(h) of the Credit Agreement is hereby amended as of the Amendment Effective Date by replacing the phrase “twelve (12) month anniversary of the Closing Date” where used therein with the phrase “twelve (12) month anniversary of the Amendment Effective Date”.
SECTION 4.    New Term Loans.
(a)    Subject to the terms and conditions set forth herein (i) each Continuing Term Lender agrees to continue all (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) of its Existing Term Loans as a New Term Loan on the Amendment Effective Date in a principal amount equal to such Continuing Term Lender’s New Term Loan Commitment (as defined below) and (ii) each Additional Term Lender agrees to make a New Term Loan on such date to the Borrower in a principal amount equal to such Additional Term Lender’s New Term Loan Commitment. For purposes hereof, a Person shall become a party to the Credit Agreement as amended hereby and a New Term Lender as of the Amendment Effective Date by executing and delivering to the Administrative Agent, on or prior to the Amendment Effective Date, a Lender Addendum (Additional Term Lender) in its capacity as a New Term Lender. For the avoidance of doubt, the Existing Term Loans of a Continuing Term Lender must be continued in whole and may not be continued in part unless approved by the Lead Arranger.
(b)    Each Additional Term Lender will make its New Term Loan on the Amendment Effective Date by making available to the Administrative Agent, in the manner contemplated by Section 2.02 of the Credit Agreement, an amount equal to its New Term Loan Commitment. The “New Term Loan Commitment” (i) of any Continuing Term Lender will be the amount of its Existing Term Loans as set forth in the Register as of the Amendment Effective Date (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date), which shall be continued as an equal amount of New Term Loans, and (ii) of any Additional Term Lender will be such amount (not exceeding any commitment offered by such Additional Term Lender) allocated to it by the Administrative Agent and notified to it on or prior to the Amendment Effective Date. The commitments of the Additional Term Lenders and the continuation undertakings of the Continuing Term Lenders are several, and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its New Term Loan. The New Term Loans may from time to time be ABR Loans or Eurocurrency Loans, as determined by the Borrower and notified to the Administrative Agent as contemplated by Sections 2.02 and 2.03 of the Credit Agreement. The Lenders having Existing Term Loans that are prepaid in connection with the making of the New Term Loans shall be entitled to the benefits of Section 2.16 of the Credit Agreement with respect thereto. The Continuing Term Lenders hereby waive the benefits of Section 2.16 of the Credit Agreement with respect thereto.
(c)    The obligation of each New Term Lender to make or acquire by continuation New Term Loans on the Amendment Effective Date is subject to the satisfaction of the conditions set forth in Section 5 of this Amendment.
(d)    On and after the Amendment Effective Date, each reference in the Credit Agreement to “Initial Term B Loans” shall be deemed a reference to the New Term Loans contemplated hereby, except as the context may otherwise require. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing Term Lender in respect of such Lender’s Existing Term Loans to the same extent expressly set forth therein.
(e)    The continuation of Continued Term Loans may be implemented pursuant to other procedures specified by the Lead Arranger, including by repayment of Continued Term Loans of a Continuing Term Lender followed by a subsequent assignment to it of New Term Loans in the same amount.
(f)    For the avoidance of doubt, the Lenders hereby acknowledge and agree that, at the sole option of the Lead Arranger, any Lender with Existing Term Loans that are prepaid as contemplated hereby shall, automatically upon receipt of the amount necessary to purchase such Lender’s Existing Term Loans so replaced, at par, and pay all accrued interest thereon, be deemed to have assigned such Loans pursuant to a form of Assignment and Assumption and, accordingly, no other action by the Lenders, the Administrative Agent or the Loan Parties shall be required in connection therewith. The Lenders hereby agree to waive the notice requirements of Sections 2.10(d) and 2.11(a) of the Credit Agreement in connection with the prepayment or replacement of Existing Term Loans contemplated hereby.
SECTION 5.    Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the following conditions have been satisfied:
(a)    The Administrative Agent (or its counsel) shall have received (i) a duly executed and completed counterpart hereof that bears the signature of the Borrower, (ii) a duly executed and completed counterpart hereof that bears the signature of the Administrative Agent and (iii) Lender Addenda, executed and delivered by the Continuing Term Lenders and the Additional Term Lenders.
(b)    The Administrative Agent shall have received an Acknowledgment and Confirmation in the form of Annex I hereto from an authorized officer of each Loan Party.
(c)    The Administrative Agent shall have received all fees payable thereto or to any Lender on or prior to the Amendment Effective Date.
(d)    To the extent invoiced, the Administrative Agent shall have received reimbursement or payment of all reasonable out-of- pocket expenses (including reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP) in connection with this Amendment and any other reasonable out-of- pocket expenses required to be reimbursed or paid by the Loan Parties under the Credit Agreement or under any Loan Document.
(e)    No Event of Default or Default shall have occurred and be continuing.
(f)    The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower that, (i) after giving effect to the New Term Loans, the representations and warranties set forth in the Loan Documents, as amended by this Amendment, are true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date (other than the representations and warranties contained in Section 3.18 of the Credit Agreement, which shall be true and correct in all material respects as of the Amendment Effective Date)) and (ii) no Default or Event of Default has occurred and is continuing on the Amendment Effective Date after giving effect to this Amendment and the New Term Loans.
(g)    The Administrative Agent shall have received, on behalf of itself and the Lenders on the Amendment Effective Date (after giving effect hereto), a favorable written opinion of (i) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent and (ii) local counsel reasonably satisfactory to the Administrative Agent as specified on Schedule 4.02(b) to the Credit Agreement, in each case (A) dated the Amendment Effective Date, (B) addressed to the Administrative Agent and the Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request.
(h)    The Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (i), (ii) and (iii) below:
(i)    a copy of the certificate or articles of incorporation, certificate of limited partnership or certificate of formation, including all amendments thereto, of each Loan Party, (A) in the case of a corporation, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) or (B) in the case of a partnership or limited liability company, certified by the Secretary or Assistant Secretary of each such Loan Party;
(ii)    a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the Amendment Effective Date and certifying:
(A)    that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Loan Party as in effect on the Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below,
(B)    that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Amendment Effective Date,
(C)    that the certificate or articles of incorporation, certificate of limited partnership or certificate of formation of such Loan Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above, and
(D)    as to the incumbency and specimen signature of each officer executing any Loan Document (including the Acknowledgment and Confirmation in the form of Annex I hereto) or any other document delivered in connection herewith on behalf of such Loan Party; and
(iii)    a certificate of a director or another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (ii) above.
(i)    The Lenders shall have received a solvency certificate in form and substance reasonably satisfactory to the Administrative Agent and signed by the Chief Financial Officer of the Borrower.
(j)    The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA PATRIOT Act, requested not less than five business days prior to the date hereof.
Notwithstanding any other provisions of this Amendment to the contrary, the Administrative Agent may appoint a fronting lender to act as the sole Additional Term Lender for purposes of facilitating funding on the Amendment Effective Date. Accordingly, any Lender Addendum (Additional Term Lender) submitted by or on behalf of an Additional Term Lender other than such fronting lender will be deemed ineffective unless accepted by the Lead Arranger in its sole discretion.
SECTION 6.    Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that as of the Amendment Effective Date:
6.1.    This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement, as amended hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
6.2.    Each of the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date (other than the representations and warranties contained in Section 3.18 of the Credit Agreement, which shall be true and correct in all material respects as of the Amendment Effective Date)).
SECTION 7.    Effect of Amendment.
7.1.    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
7.2.    On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment and the Acknowledgment and Confirmation shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
7.3.    Except as expressly provided herein or in the Credit Agreement, the Amended Term Loan Facility shall be subject to the terms and provisions of the Credit Agreement and the other Loan Documents.
SECTION 8.    General.
8.1.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
8.2.    Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, primary counsel for the Administrative Agent, the Lead Arranger and the Lenders.

8.3.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.
8.4.    Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

REALOGY GROUP LLC, as Borrower

By:	/s/ Anthony E. Hull
Name:	Anthony E. Hull
Title:	Executive Vice President, Chief Financial Officer and Treasurer

REALOGY INTERMEDIATE HOLDINGS, LLC, as Holdings

By:	/s/ Anthony E. Hull
Name:	Anthony E. Hull
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Kimberly Turner
Name:	Kimberly Turner
Title:	Executive Director

Signature Page to Amendment

Annex I

ACKNOWLEDGMENT AND CONFIRMATION
(a)    Reference is made to the FIRST Amendment, dated as of March 10, 2014 (the “Amendment”; capitalized terms used herein without definition shall have the meanings therein), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 5, 2013 (as amended, modified, restated and supplemented from time to time prior to the effectiveness of the Amendment, the “Credit Agreement”), among Realogy Intermediate Holdings LLC (“Holdings”), Realogy Group LLC (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.
(b)    The Credit Agreement is being amended and the Borrower is obtaining New Term Loans to replace the Existing Term Loans pursuant to the Amendment as set forth therein (the “Amended Credit Agreement”). Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party:
(i)    all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of the Amendment; and
(ii)    all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Amended Credit Agreement and related guarantees.
(c)    This Acknowledgment and Confirmation shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement).
(d)    THIS ACKNOWLEDGMENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(e)    This Acknowledgment and Confirmation may be executed by one or more of the parties to this Acknowledgment and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Acknowledgment and Confirmation by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment and Confirmation to be duly executed and delivered as of the date first written above.
REALOGY GROUP LLC

By:	/s/ Anthony E. Hull
Name:	Anthony E. Hull
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Acknowledgment and Confirmation

NRT INSURANCE AGENCY, INC.
REALOGY INTERMEDIATE HOLDINGS LLC
REALOGY OPERATIONS LLC
REALOGY SERVICES GROUP LLC
REALOGY SERVICES VENTURE PARTNER LLC

By:	/s/ Anthony E. Hull
Name:	Anthony E. Hull
Title:	Chief Financial Officer

Signature Page to Acknowledgment and Confirmation

AMERICAN TITLE COMPANY OF HOUSTON
ATCOH HOLDING COMPANY
BURNET TITLE LLC
BURNET TITLE HOLDING LLC
CORNERSTONE TITLE COMPANY
EQUITY TITLE COMPANY
EQUITY TITLE MESSENGER SERVICE HOLDING     LLC
FRANCHISE SETTLEMENT SERVICES LLC
GUARDIAN HOLDING COMPANY
GUARDIAN TITLE AGENCY, LLC
GULF SOUTH SETTLEMENT SERVICES, LLC
KEYSTONE CLOSING SERVICES LLC
LAKECREST TITLE, LLC
MARKET STREET SETTLEMENT GROUP LLC
MID-ATLANTIC SETTLEMENT SERVICES LLC
NATIONAL COORDINATION ALLIANCE LLC
NRT SETTLEMENT SERVICES OF MISSOURI LLC
NRT SETTLEMENT SERVICES OF TEXAS LLC
PROCESSING SOLUTIONS LLC
SECURED LAND TRANSFERS LLC
ST. JOE TITLE SERVICES LLC
TAW HOLDING INC.
TEXAS AMERICAN TITLE COMPANY
TITLE RESOURCE GROUP AFFILIATES HOLDINGS LLC
TITLE RESOURCE GROUP HOLDINGS LLC
TITLE RESOURCE GROUP LLC
TITLE RESOURCE GROUP SERVICES LLC
TITLE RESOURCES INCORPORATED
TRG SETTLEMENT SERVICES, LLP

By:	/s/ Thomas N. Rispoli
Name:	Thomas N. Rispoli
Title:	Chief Financial Officer

Signature Page to Acknowledgment and Confirmation

BETTER HOMES AND GARDENS REAL ESTATE     LLC
BETTER HOMES AND GARDENS REAL ESTATE LICENSEE LLC
CENTURY 21 REAL ESTATE LLC
CGRN, INC.
COLDWELL BANKER LLC
COLDWELL BANKER REAL ESTATE LLC
ERA FRANCHISE SYSTEMS LLC
GLOBAL CLIENT SOLUTIONS LLC
ONCOR INTERNATIONAL LLC
REALOGY FRANCHISE GROUP LLC
REALOGY GLOBAL SERVICES LLC
REALOGY LICENSING LLC
SOTHEBY'S INTERNATIONAL REALTY AFFILIATES LLC
SOTHEBY'S INTERNATIONAL REALTY LICENSEE LLC
WORLD REAL ESTATE MARKETING LLC

By:	/s/ Andrew G. Napurano
Name:	Andrew G. Napurano
Title:	Chief Financial Officer

Signature Page to Acknowledgment and Confirmation

ALPHA REFERRAL NETWORK LLC
BURGDORFF LLC
BURNET REALTY LLC
CAREER DEVELOPMENT CENTER, LLC
CB COMMERCIAL NRT PENNSYLVANIA LLC
CDRE TM LLC
COLDWELL BANKER COMMERCIAL PACIFIC PROPERTIES LLC
COLDWELL BANKER PACIFIC PROPERTIES LLC
COLDWELL BANKER REAL ESTATE SERVICES LLC
COLDWELL BANKER RESIDENTIAL
BROKERAGE COMPANY
COLDWELL BANKER RESIDENTIAL
BROKERAGE LLC
COLDWELL BANKER RESIDENTIAL REAL
ESTATE LLC
COLDWELL BANKER RESIDENTIAL REFERRAL
NETWORK
COLDWELL BANKER RESIDENTIAL REFERRAL
NETWORK, INC.
COLORADO COMMERCIAL, LLC
HOME REFERRAL NETWORK LLC
JACK GAUGHEN LLC
NRT ARIZONA LLC
NRT ARIZONA COMMERCIAL LLC
NRT ARIZONA REFERRAL LLC
NRT COLORADO LLC
NRT COLUMBUS LLC
NRT COMMERCIAL LLC
NRT COMMERCIAL UTAH LLC
NRT DEVELOPMENT ADVISORS LLC
NRT DEVONSHIRE LLC
NRT HAWAII REFERRAL, LLC
NRT LLC
NRT MID-ATLANTIC LLC
NRT MISSOURI LLC
NRT MISSOURI REFERRAL NETWORK LLC
NRT NEW ENGLAND LLC
NRT NEW YORK LLC
NRT NORTHFORK LLC
NRT PHILADELPHIA LLC
NRT PITTSBURGH LLC
NRT REFERRAL NETWORK LLC
NRT RELOCATION LLC
NRT REOEXPERTS LLC
NRT SUNSHINE INC.
NRT TEXAS LLC
NRT UTAH LLC
NRT WEST, INC.
REAL ESTATE REFERRAL LLC
REAL ESTATE REFERRALS LLC
REAL ESTATE SERVICES LLC
REFERRAL ASSOCIATES OF NEW ENGLAND LLC

Signature Page to Acknowledgment and Confirmation

REFERRAL NETWORK LLC
REFERRAL NETWORK, LLC
REFERRAL NETWORK PLUS, INC.
SOTHEBY'S INTERNATIONAL REALTY, INC.
SOTHEBY'S INTERNATIONAL REALTY
REFERRAL COMPANY, LLC
THE SUNSHINE GROUP (FLORIDA) LTD. CORP.
THE SUNSHINE GROUP, LTD.
VALLEY OF CALIFORNIA, INC.

By:	/s/ Kevin R. Greene
Name:	Kevin R. Greene
Title:	Chief Financial Officer

Signature Page to Acknowledgment and Confirmation

CARTUS ASSET RECOVERY CORPORATION
CARTUS CORPORATION

By:	/s/ Seth I. Truwit
Name:	Seth I. Truwit
Title:	Assistant Secretary

Signature Page to Acknowledgment and Confirmation

LENDER ADDENDUM (CASHLESS ROLL) TO THE
AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF MARCH 5, 2013

This Lender Addendum (Cashless Roll) (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Amended and Restated Credit Agreement dated as of March 5, 2013 (the “Credit Agreement”), among Realogy Intermediate Holdings LLC (“Holdings”), Realogy Group LLC (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Term Loans as New Term Loans pursuant to a cashless roll on the Amendment Effective Date in the amount of its New Term Loan Commitment.

Name of Institution:

Executing as a Continuing Term Lender:

By:
Name:
Title:

For any institution requiring a second signature line:

By:
Name:
Title:

LENDER ADDENDUM (ADDITIONAL TERM LENDER) TO THE
AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF MARCH 5, 2013

This Lender Addendum (Additional Term Lender) (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Amended and Restated Credit Agreement dated as of March 5, 2013 (the “Credit Agreement”), among Realogy Intermediate Holdings LLC (“Holdings”), Realogy Group LLC (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby, (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to make and fund New Term Loans on the Amendment Effective Date in the amount of such Additional Term Lender’s New Term Loan Commitment and (C) that on the Amendment Effective Date it is subject to, and bound by, the terms and conditions of the Credit Agreement and other Loan Documents as a Lender thereunder.

Name of Institution:

Executing as a Additional Term Lender:

By:
Name:
Title:

For any institution requiring a second signature line:

By:
Name:
Title: